UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 15, 2020
AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive,	Fort Worth,	Texas	76155
1 Skyview Drive,	Fort Worth,	Texas	76155
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:
(817) 963-1234
(817) 963-1234

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.	REGULATION FD DISCLOSURE.
As previously disclosed, in the fourth quarter of 2018, American Airlines Group Inc. (the Company) elected to early adopt Accounting Standards Update 2016-02: Leases (Topic 842) (the New Lease Standard) as of January 1, 2018. A significant portion of the adjustments recorded in the fourth quarter of 2018 to adopt the New Lease Standard related to prior 2018 quarters. The Company previously recast the 2018 quarters for the adoption of the New Lease Standard in Note 17 to the Company’s Consolidated Financial Statements in Part II, Item 8A of its 2018 Form 10-K filed on February 25, 2019. Note 17 presents a table of summarized financial data by quarter.
This filing is to provide a convenient table based on the 2018 annual income statement and the unaudited quarterly income statements, in each case as previously reported and as recast. In particular, the quarterly “recast” data in the table below, when aggregated, equals the amounts shown in the 2018 annual statement of operations as filed in the Company's 2018 Form 10-K.
No change has been made in any of the income statement amounts previously presented in the Company’s 2018 Form 10-K or in the comparative 2018 periods of the Company’s 2019 Form 10-Qs. Similarly, the summarized financial data table in Note 17 remains unchanged.
The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

American Airlines Group Inc.
Condensed Consolidated Statements of Operations
(In millions, except share and per share amounts)
(Unaudited)

	1Q18 As Filed (1)	New Lease Standard Adjustments	1Q18 As Recast (2)	2Q18 As Filed (1)	New Lease Standard Adjustments	2Q18 As Recast (2)	3Q18 As Filed (1)	New Lease Standard Adjustments	3Q18 As Recast (2)	4Q18 As Filed (3)	New Lease Standard Adjustments	4Q18 As Recast
Operating revenues:
Passenger	$9,480	$—	$9,480	$10,674	$—	$10,674	$10,561	$—	$10,561	$9,962	$—	$9,962
Cargo	227	—	227	261	—	261	260	—	260	264	—	264
Other	694	—	694	708	—	708	738	—	738	712	—	712
Total operating revenues	10,401	—	10,401	11,643	—	11,643	11,559	—	11,559	10,938	—	10,938
Operating expenses:
Aircraft fuel and related taxes	1,763	—	1,763	2,103	—	2,103	2,234	—	2,234	1,953	—	1,953
Salaries, wages and benefits	3,017	—	3,017	3,093	2	3,095	3,129	2	3,131	3,011	(4)	3,007
Regional expenses	1,698	—	1,698	1,793	—	1,793	1,833	—	1,833	1,810	—	1,810
Maintenance, materials and repairs	469	—	469	505	—	505	526	—	526	550	—	550
Other rent and landing fees	462	5	467	490	5	495	497	5	502	452	(15)	437
Aircraft rent	304	5	309	305	6	311	312	6	318	343	(17)	326
Selling expenses	356	—	356	385	—	385	395	—	395	383	—	383
Depreciation and amortization	445	(5)	440	463	(6)	457	473	(5)	468	458	16	474
Special items, net	195	30	225	152	30	182	215	(8)	207	225	(52)	173
Other	1,261	—	1,261	1,326	(13)	1,313	1,296	(36)	1,260	1,204	50	1,254
Total operating expenses	9,970	35	10,005	10,615	24	10,639	10,910	(36)	10,874	10,389	(22)	10,367
Operating income	431	(35)	396	1,028	(24)	1,004	649	36	685	549	22	571
Nonoperating income (expense):
Interest income	25	—	25	30	—	30	29	—	29	34	—	34
Interest expense, net	(265)	3	(262)	(266)	3	(263)	(265)	3	(262)	(261)	(9)	(270)
Other income (expense), net	82	(3)	79	(23)	8	(15)	43	1	44	65	(6)	59
Total nonoperating expense, net	(158)	—	(158)	(259)	11	(248)	(193)	4	(189)	(162)	(15)	(177)
Income before income taxes	273	(35)	238	769	(13)	756	456	40	496	387	7	394
Income tax provision	87	(8)	79	203	(3)	200	115	9	124	68	1	69
Net income	$186	$(27)	$159	$566	$(10)	$556	$341	$31	$372	$319	$6	$325

Earnings per common share:
Basic	$0.39	$(0.05)	$0.34	$1.22	$(0.02)	$1.20	$0.74	$0.07	$0.81	$0.69	$0.02	$0.71
Diluted	$0.39	$(0.05)	$0.34	$1.22	$(0.02)	$1.20	$0.74	$0.07	$0.81	$0.69	$0.01	$0.70
Weighted average shares outstanding (in thousands):
Basic	472,297		472,297	463,533		463,533	460,526		460,526	460,589		460,589
Diluted	474,598		474,598	464,618		464,618	461,507		461,507	461,915		461,915
Note: May not recalculate due to rounding.

(1)	Amounts presented in these columns are from the respective quarterly Form 10-Qs filed in 2018.

(2)
As previously disclosed, the Company recast the 2018 quarters for the adoption of the New Lease Standard in its 2018 Form 10-K filed on February 25, 2019. The 1Q18, 2Q18 and 3Q18 as recast amounts presented in these columns were also presented in the comparative period of the respective quarterly Form 10-Qs filed in 2019 and are unchanged from those respective filings.

(3)	Amounts presented in these columns are from the Company's fourth quarter 2018 earnings release filed on Form 8-K on January 24, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: January 15, 2020	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: January 15, 2020	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer